UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: FEBRUARY 11, 2011
                       (Date of earliest event reported)

                             PRIME STAR GROUP INC.
             (Exact name of registrant as specified in its charter)

              NV                      001-32220                 87-0636498
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)


    650 OAKMONT UNIT 2110
        LAS VEGAS, NV                                              89109
(Address of principal executive                                  (Zip Code)
           offices)

                                  702-588-5965
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM        DEPARTURE  OF  CERTAIN  OFFICERS;  APPOINTMENT  OF CERTAIN OFFICERS;
5.02        COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

(b) On February 9, 2011, Roger H. Mohlman, who has served as the President of Prime Star Group, Inc. (the "Registrant") since 2003 and a member of its board of directors since 2003, has resigned from the role as President, but will remain as a Director and Chief Executive Officer, the effect date of this resignation is President, is March 1, 2011.

(c)     On  February 9,  2011,  Edward Braniff,  was appointed  to serve  as the
Registrant's President. The Board of Directors of the Registrant approved the employment contract of Mr. Braniff, which will commence March 1, 2011.

Ed Braniff is 61 years old and from 2005-2010 served as the chief financial officer, then chief executive officer of Smart Energy, Solutions, Inc. From 2001 to 2003, Mr. Braniff was the CFO and chief operating officer of Cedar North America, a global consulting, applications and outsourcing firm that is a division of The Cedar Group, PLC. At Cedar North America, Mr. Braniff was responsible for all operational contracts, financial, information technology and legal operations. From 1999 to 2000, Mr. Braniff served as chief financial officer and chief operations officer for The Global TeleExchange, a facilities-based, internet enabled carrier services provider. Mr. Braniff was employed by AT&T for 27 years, in various positions including assistant treasurer, assistant controller and chief financial officer of AT&T's International and Operational Divisions.

Mr. Braniff shall be employed for a ninety-day probationary term allowing for a review of the terms and compensation of this agreement. If the review is satisfactory to both parties, the employment of Executive will continue for the remainder of a two (2) year term beginning on the date first written above, and ending September 30, 2013. A copy of Mr. Braniff's contract is attached hereto.

The primary provisions of Mr. Mohlman's employment agreement remain unchanged.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:
        None

(B) PRO FORMA FINANCIAL INFORMATION:
        None

(C) SHELL COMPANY TRANSACTIONS:
        None

(D) EXHIBITS
99.1  Employment contract of Ed Braniff
99.2  Press Release of PSGI of 2/10/2011

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2011                            PRIME STAR GROUP INC.

                                                    By:  /s/ Roger W. Mohlman
                                                         -----------------------
                                                         Roger W. Mohlman
                                                         CEO

                                 EXHIBIT INDEX

        EXHIBIT NO.                                  DESCRIPTION

           99.1                               Employment Contract Braniff

           99.2                           Press Release of Prime Star Group Inc.
                                                dated February 10, 2011

99.1
EMPLOYMENT AGREEMENT

                             PRIME STAR GROUP, INC.
                                     (PSGI)

        This Employment Agreement is effective as of March 1, 2011 by and between PRIME STAR GROUP, INC., a Nevada corporation ("Employer"), and ED BRANIFF, ("Executive").

                                    RECITALS

        WHEREAS, Employer is engaged in production and packaging of beverages, and is desirous of acquiring the special skills and abilities and background in and knowledge of Executive as it relates to Employer's business and the beverage industry.

        WHEREAS, Employer seeks assurance of the association and services of Executive in order to retain his experience, skills, abilities, background and knowledge, and is therefore willing to engage his services on the terms and conditions set forth below.

        WHEREAS, Executive desires to commence working with Employer and is willing to do so on those terms and conditions.

        NOW THEREFORE, in consideration of the above recitals and the mutual promises and conditions in this Agreement, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.      EMPLOYMENT.

Employer shall employ Executive as President, Chief Operating Officer and Acting Chief Finical Officer.

2.      EXECUTIVE'S DUTIES.

Executive shall represent the Employer as President, and COO/CFO. Executive shall implement the strategic goals and objectives of the organization; with the chair, enable the Board to fulfill its governance function; give direction and leadership toward the achievement of the organization's philosophy, mission, strategy, and its annual goals and objectives, in addition to the job summary attached hereto as EXHIBIT A.

3.      DEVOTION OF TIME.

During the period of his employment hereunder, Executive shall devote time as needed, interest attention, and effort to the faithful performance of his duties hereunder. However, Executive may serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations which, in the judgment of Employer's Board of Directors (the "Board" as expressed in a written Board Resolution), will not present any conflict of interest with Employer or adversely affect the performance of Executive's duties pursuant to this Agreement.

4.      NON COMPETITION DURING TERM OF EMPLOYMENT.

During the employment term, Executive shall not, directly or indirectly, whether as a partner, employee, creditor, shareholder, or otherwise, promote, participate, or engage in any activity or other business directly competitive with Employer's business, except with express permission of the Board. In addition, Executive, while employed, shall not take any action without Employer's prior written consent to establish, form, or become employed by a competing business on termination of employment by Employer, Executive's failure to comply with the provisions of the preceding sentence shall give Employer the right (in addition to all other remedies Employer may have) to terminate any benefits or compensation to which Executive may be otherwise entitled following termination of this Agreement.

5.      VARIATION OF DUTIES.

During the term hereof, Executive shall not vary the terms of his employment with Employer, without the specific written authorization from the Board of Directors.

6.      TERM OF AGREEMENT.

Subject to earlier termination as provided in this Agreement, Executive shall be employed for a ninety-day probationary term allowing for a review of the terms and compensation of this agreement. If the review is satisfactory to both parties, the employment of Executive will continue for the remainder of a two
(2) year term beginning on the date first written above, and ending September 30, 2013.

        6.1    TERM EXTENSION.

        At any time prior to the expiration of the Term, as stated in section 6, Employer and Executive may, by mutual written agreement, extend Executive's employment under the terms of this Agreement for such additional 2-year period.

7.      LOCATION OF EMPLOYMENT.

Unless the parties agree otherwise in writing, during the employment term Executive shall perform the services he is required to perform under this Agreement at Employer's offices to be located in Las Vegas, Nevada; provided, however, that Employer may from time to time require Executive to travel temporarily to other locations on Employer's business.

8.      COMPENSATION.

For all services rendered by Executive in any capacity during the term of this Agreement, Employer shall pay Executive annual compensation of $72,000, in equal, bi-monthly installments payable on the 1st and 16th day of each month, or in such other manner as is the general practice of Employer; plus 7% of all monthly gross revenues, including parent and all subsidiaries (net of returns and allowances) up to a gross revenue of $200,000 per month plus 1/2% of all monthly gross revenues above $200,000 per month earned in the first 2 year term of this agreement; 1,500,000 shares of the Employer's common stock as signing bonus; 500,000 shares of the Employer's common stock per year, along with a non-dilatable warrant (AT A 50% DISCOUNT TO MARKET, 2-DAY BID, EACH WARRANT WILL EXPIRE 36 MONTHS FROM EACH ISSUACES ) or a $.02 floor which ever is less and is good for life of this agreement for an equivalent number of shares annually. The first year's issuance and warrant shall vest immediately upon commencement of employment. For each year thereafter, shares and warrant shall be issued on the one year anniversary of Executive's commencement of employment.

9.      BENEFITS.

During the employment term, Executive shall be entitled to receive all other benefits of employment generally available to Employer's other executive and managerial employees when and as he becomes eligible for them, including group health and life insurance benefits and an annual vacation.

        9.1    VACATION.

        Executive shall be entitled to a paid annual vacation of two (2) weeks during the first year of employment, and three (3) weeks during any agreed upon term extension subject to section 6.1; provided however, that vacation time may not be accumulated and must be taken by the end of the year in which it has accrued.

        9.2    PERSONAL LEAVE.

        Executive shall be entitled, without any adjustment in his compensation, to five (5) days personal leave in each fiscal year of employment hereunder. Personal leave may not be carried over from one fiscal year to the next.

        9.3    MEDICAL AND DISABILITY COVERAGE.

        Executive shall have the right to all medical coverage and long term disability coverage on the same terms and conditions as provided to other employees of Employer holding management positions. It is agreed and understood that Employer shall obtain reasonable medical, dental, and liability insurance for the benefit of Executive and other members of management as soon hereafter as is practical, and it shall use its best efforts to maintain such policies at all time during the employment term. In the event that any such policy is not maintained by Employer, Employer shall pay Executive an additional $500.00 per month to enable Executive to secure one or more of such policies on his own.

        9.4    PLANS.

        Executive shall be entitled to participate in any and all plans, arrangements, or distributions by Employer pertaining to or in connection with any pension, bonus, profit sharing, stock options, and/or similar benefits for its employees and/or executives, as determined by the Board of Directors of committees thereof pursuant to the governing instruments which establish and/or determine eligibility and other rights of the participants and beneficiaries under such plans or other benefit programs.

10.     EXPENSE REIMBURSEMENT.

During the employment term, Employer shall reimburse Executive for reasonable out-of-pocket expenses incurred in connection with Employer's business, including travel expenses, food, and lodging when away from home, subject to such policies as Employer may from time to time reasonably establish for its employees.

11.     INTELLECTUAL PROPERTY.

All processes, inventions, patents, copyrights, trademarks, and other intangible rights that may be conceived or developed by Executive, either alone or with others, during the term of Executive's employment, whether or not conceived or developed during Executive's working hours, and with respect to which the equipment, supplies, facilities, or trade secret information of Employer was used, or that relate at the time of conception or reduction to practice of the invention to the business of the Employer or to Employer's actual or demonstrably anticipated research and development, or that result from any work performed by Executive for Employer, shall be the sole property of Employer. Executive shall disclose to Employer all inventions conceived during the term of employment, whether or not the property of Employer under the terms of the preceding sentence, provided that such disclosure shall be received by Employer in confidence. Executive shall execute all documents, including patent applications and assignments, required by Employer to establish Employer's rights under this Section.

12.     INDEMNIFICATION OF EXECUTIVE.

Employer shall, to the maximum extent permitted by law, indemnify and hold Executive harmless against expenses, including reasonable attorney's fees judgments, fines, settlement, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of Executive's employment by Employer. Employer shall advance to Executive any expense incurred in defending such proceeding to the maximum extent permitted by law.

13.     TERMINATION FOR CAUSE.

Employer may terminate this Agreement at any time, if termination is "For Cause", as hereinafter defined. "For Cause" shall mean Employer's termination of Executive due to an adjudication of Executive's fraud, theft, dishonesty to Employer regarding Executive's duties or material breach of this Agreement, if Executive fails to cure such breach within two (2) days after notice is given by the Board of Directors to Executive and Executive fails with two (2) days of such notification to commence such cure and thereafter diligently prosecute such cure to completion.

14.     TERMINATION WITHOUT CAUSE.

Either Employer or Executive may terminate this Agreement by giving the non-terminating party thirty (30) days prior written notice.

15.     DEATH OF EXECUTIVE.

If Executive dies during the initial term or during any renewal term of this Agreement, this Agreement shall be terminated on the last day of the calendar month of his death. Employer shall then pay to Executive's estate any salary accrued but unpaid as of the last day of the calendar month in which Executive dies. Employer shall have no further financial obligations to Executive or his estate hereunder.

16.     AGREEMENT ON BUSINESS COMBINATION OR DISSOLUTION.

This Agreement shall not be terminated by Employer's voluntary or involuntary dissolution or by any merger in which Employer is not the surviving or resulting corporation, or on any transfer of all or substantially all of Employer's assets. In the event any such merger or transfer of assets, the provisions of this Agreement shall be binding on and inure to the benefit of the surviving business entity or the business entity to which such assets shall be transferred.

17.     TRADE SECRETS AND CONFIDENTIAL INFORMATION:

        17.1   NONDISCLOSURE

        Without the prior written consent of Employer, Executive shall not, at any time, either during or after the term of this Agreement, directly or indirectly, divulge or disclose to any person, firm, association, or corporation, or use for Executive's own benefit, gain, or otherwise, any customer lists, plans, products, data, results of tests and data, or any other trade secrets or confidential materials or like information (collectively referred to as the "Confidential Information") of Employer and/or its Affiliates, as hereinafter defined, it being the intent of Employer, with which intent Executive hereby agrees, to restrict
        Executive from disseminating or using any like information that is unpublished or not readily available to the general public.

        17.1.1 DEFINITION OF AFFILIATE.

        For purposes of this Agreement, the term "Affiliate" shall mean any entity, individual, firm, or corporation, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with Employer.

        17.2   RETURN OF PROPERTY.

        Upon the termination  of this  Agreement,  Executive  shall  deliver  to
        Employer all lists, books, records, data, and other information (including all copies thereof in whatever form or media) of every kind relating to or connected with Employer or its Affiliates and their activities, business and customers.

        17.3   NOTICE OF COMPELLED DISCLOSURE.

        If, at any time, Executive becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand, or similar process or otherwise) to disclose any of the Confidential Information, Executive shall provide Employer with prompt, prior written notice of such requirement so that Employer may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, that Employer waives compliance with the provisions hereof, Executive agrees to furnish only that portion of the Confidential Information which Executive is advised by written opinion of counsel is legally required and exercise Executive's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. In any event, Executive shall not oppose action by Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

        17.4  ASSURANCE OF COMPLIANCE.

        Executive agrees to represent to Employer, in writing, at any time that Employer so request, that Executive has complied with the provisions of this section, or any other section of this Agreement.

18.     NON-COMPETITION.

For a period of three (3) months after the termination of this Agreement, Executive expressly covenants and agrees that Executive will not and will not attempt to, without the prior written consent of the Board of Directors, directly or indirectly, (except as to those entities set forth in Paragraph 4, above):

        18.1 Own, manage, operate, finance, join, control, or participate in the ownership, management, operation, financing, or control of, or be associated as an officer, director, employee, agent, partner, principal, representative, consultant, or otherwise with, or use or permit his name to be used in connection with, any line of business or enterprise that competes with Employer or its Affiliates (as defined herein) in any business of Employer or its Affiliates, existing or proposed, wherever located, provided that Executive shall percent (1%) of the outstanding shares of any Corporation, the shares of which are traded on a National Securities Exchange or in the over-the-counter markets;

        18.2 Interfere with or disrupt or attempt to interfere with or disrupt or take any action that could be reasonably expected to interfere with or disrupt any past or present or prospective relationship, contractual or otherwise, between Employer and/or any of its Affiliates, and any customer, insurance company, supplier, sales representative, or agent or employee of Employer or any such affiliate of Employer.

        18.3 Directly or indirectly solicit for employment or attempt to employ or assist any other entity in employing or soliciting or attempting to employ or solicit for employment, either on a full-time, part-time, or consulting basis, any employee, agent, representative, or executive (whether salaried or otherwise, union or non-union) who within three (3) years of the time that Executive ceased to perform services hereunder has been employed by Employer or its Affiliates.

19.     VIOLATION OF COVENANTS:

        19.1  INJUNCTIVE RELIEF.

        Executive acknowledges and agrees that the services to be rendered by Executive hereunder are of a special unique, and personal character that gives them peculiar value; that the provisions of this section are, in view of the nature of the business of Employer, reasonable and necessary to protect the legitimate business interests of Employer; that violation of any of the covenants or Agreements hereof would cause irreparable injury to Employer, that the remedy at law for any violation or threatened violation thereof would be inadequate; and that, therefore, Employer shall be entitled to temporary and permanent injunctive or other equitable relief as it may deem appropriate without the necessity of proving actual damages and to an equitable accounting of all earnings, profits, and other benefits arising, from any such violation, or attempted violation, which rights shall be cumulative and in addition to all other rights or remedies available to Employer.

        19.2

        Executive and Employer recognize that the laws and public policies of the various states of the United States may differ as to the validity and enforceability of certain of the provisions contained in this section. It is the intention of Executive and Employer that the provisions of this section shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which such enforcement is sought, but that the invalidation (or modification to conform with such laws or public policies) of any provision hereof shall not render unenforceable or impair the remainder of this section. Accordingly, if any provision of this section shall be determined to be invalid or unenforceable, either in whole or in part this section shall be deemed to delete or modify, as necessary, the offending provision and to alter the balance of this section in order to render it valid and enforceable to the fullest extent permissible as provided herein.

20.     LIQUIDATED DAMAGES, EMPLOYER'S BREACH.

In the event of any material breach of this Agreement on the part of Employer, Executive at his sole option, may terminate his employment under this Agreement and, at his sole option, shall be entitled to receive as liquidated damages the amounts set forth in the following subsection. The liquidated damages so received by Executive shall not be limited or reduced by amounts that Executive might otherwise earn or be able to earn during the period between termination of his employment under this Agreement and payment of those liquidated damages. The provisions of this Section 20 shall be in addition to any and all rights Executive may have in equity or at law to require Employer to comply with or to prevent the breach of this Agreement.

        20.1

        The present value on the payment date (as defined in this section) of the full amount of his basic salary as provided for in this Agreement for two (2) years following the payment due, discounted to the payment date at a rate for quarterly periods based on prime interest rate charged by Wells Fargo Bank in Las Vegas, Nevada, for short term commercial loans on the payment date. The amount payable to Executive under this subsection shall be due and payable in full on the date of notification of Employer by Executive of the exercise of his option to terminate his employment under this Agreement (the "payment date").

21. MISCELLANEOUS:

        21.1  AUTHORITY TO EXECUTE.

        The parties herein represent that they have the authority to execute this Agreement.

        21.2  SEVERABILITY.

        If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Agreement shall remain in full force and effect.

        21.3  SUCCESSORS.

        This Agreement shall be binding on and inure to the benefit of the respective successors, assigns, and personal representatives of the parties, except to the extent of any contrary provision in this Agreement.

        21.4  ASSIGNMENT.

        This Agreement may not be assigned by either party without the written consent of the other party.

        21.5  SINGULAR, PLURAL AND GENDER INTERPRETATION.

        Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular. Also, as used herein, the masculine, feminine or neuter gender shall each include the others whenever the context so indicates.

        21.6  CAPTIONS.

        The subject headings of the paragraphs of this Agreement are included for purposes of convenience only, and shall not effect the construction or interpretation of any of its provisions.

        21.7  ENTIRE AGREEMENT.

        This Agreement contains the entire agreement of the parties relating to the rights granted and the obligations assumed in this instrument and supersede any oral or prior written agreements between the parties. Any oral representations or modifications concerning this instrument shall be of no force or effect unless contained in a subsequent written modification signed by the party to be charged.

        21.8  ARBITRATION.

        Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be submitted to a panel of three (3) arbitrators. The arbitration shall comply with and be governed by the provisions of the American Arbitration Association. The panel of arbitrators shall be composed of two (2) members chosen by Executive and Employer respectively and one (1) member chosen by the arbitrators previously selected. The findings of such arbitrators shall be conclusive and binding on the parties hereto. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrator shall conclusively decide.

        21.9  NO WAIVER.

        No failure by either Executive or Employer to insist upon the strict performance by the other of any covenant, agreement, term or condition of this Agreement or to exercise the right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Agreement, but each and every covenant, condition, agreement and term of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach.

        21.10 TIME OF THE ESSENCE.

        Time  is of the essence  of this Agreement,  and each provision  hereof.

        21.11 COUNTERPARTS.

        The parties may execute this Agreement in two (2) or more counterparts, which shall, in the aggregate, be signed by both parties, and each counterpart shall be deemed an original instrument as to each party who has signed by it.

        21.12 ATTORNEY'S FEES AND COSTS.

        In the event that suit be brought hereon, or an attorney be employed or expenses be incurred to compel performance the parties agree that the prevailing party therein be entitled to reasonable attorney's fees.

        21.13 GOVERNING LAW.

        The formation, construction, and performance of this Agreement shall be construed in accordance with the laws of the state of Nevada.

        21.14 NOTICE.

        Any notice, request, demand or other communication required or permitted hereunder or required by law shall be in writing and shall be effective upon delivery of the same in person to the intended addressee, or upon deposit of the same with an overnight courier service (such as Federal Express) for delivery to the intended addressee at its address shown herein, or upon deposit of the same in the United States mail, postage prepaid, certified or registered mail, return receipt requested, sent to the intended addressee at its address shown herein. The address of any party to this Agreement may be changed by written notice of such other address given in accordance herewith and actually received by the other parties at least ten (10) days in advance of the date upon which such change of address shall be effective.



             (THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

                           {SIGNATURE PAGE TO FOLLOW}

             IN WITNESS WHEREOF, the parties have entered into this
                   Agreement on the date first above written.

EXECUTIVE:                       ED BRANIFF

DATE:     2/09/2011              CEO & PRESIDENT

EMPLOYER:                        PRIME STAR GROUP, INC.

                                 A Nevada Corporation

DATE: 2/9/2011                   By: /s/ Jerry Ludeman
                                     --------------------
                                     Jerry Ludeman, Corporate Secretary

                                  EXHIBIT "A"

                                  JOB SUMMARY

                                   PRESIDENT

SUMMARY

Provide leadership to position the company at the forefront of the industry. Develop a strategic plan to advance the company's mission and objectives and to promote revenue, profitability and growth as an organization. Oversee company operations to insure production efficiency, quality, service, and cost-effective management of resources.

PRIMARY RESPONSIBILITIES

   1. Develop a strategic plan to advance the company's mission and objectives and to promote revenue, profitability, and growth as an organization.

   2. Oversee company operations to insure production efficiency, quality, service, and cost-effective management of resources.

   3. Plan, develop, and implement strategies for generating resources and/or revenues for the company.

   4. Identify acquisition and merger opportunities and direct implementation activities.

   5.  Approve company operational procedures, policies, and standards.

   6. Review activity reports and financial statements to determine progress and status in attaining objectives and revise objectives and plans in accordance with current conditions.

   7. Evaluate performance of executives for compliance with established policies and objectives of the company and contributions in attaining objectives.

   8. Promote the company through written articles and personal appearances at conferences and on radio and TV.

   9. Represent the company at legislative sessions, committee meetings, and at formal functions.

   10. Promote the company to local, regional, national, and international constituencies.

   11. Build a fundraising network using personal contacts, direct mail, special events, and foundation support.

   12. Present company report at Annual Stockholder and Board of Director meetings.

   13. Direct company planning and policy-making committees.

   14. Oversee foreign operations to include evaluating operating and financial performance.

   15. Other duties as assigned.

99.2

                    Prime Star Group Appoints New President

                     Ed Braniff Appointed President of PSGI

LAS VEGAS, NV, Feb 10, 2011 -- Prime Star Group, Inc. (OTCBB: PSGI) (PINKSHEETS: PSGI) is pleased to announce that it has appointed Ed Braniff as President of Prime Star Group, effective March 1, 2011. Mr. Braniff will replace Roger Mohlman as President. Mr. Mohlman will continue to serve the company as Chief Executive Officer and Chairman of the Board of Directors. Mr. Braniff is an executive with many years of experience in the public arena.

Ed Braniff is 61 years old and from 2005-2010 served as the chief financial officer, then chief executive officer of Smart Energy, Solutions, Inc. From 2001 to 2003, Mr. Braniff was the CFO and Chief Operating Officer of Cedar North America, a global consulting, applications and outsourcing firm that is a division of The Cedar Group, PLC. At Cedar North America, Mr. Braniff was responsible for all operational contracts, financial, information technology and legal operations. From 1999 to 2000, Mr. Braniff served as Chief Financial Officer and Chief Operations Officer for The Global TeleExchange, a facilities-based, internet enabled carrier services provider. Mr. Braniff was employed by AT&T for 27 years, in various positions including assistant treasurer, assistant controller and chief financial officer of AT&T's International and Operational Divisions.

Roger Mohlman, CEO of Prime Star Group, stated, "Having Mr. Braniff join the Prime Star family provides our organization with a proven leader. His expertise and abilities are an instant asset to the company. Mr. Braniff will develop a strategic plan to advance the company's mission and objectives and to promote revenue, profitability, and growth as an organization. We are thrilled to have Mr. Braniff as a member of our team."

About Prime Star Group

Prime Star Group, Inc. is a holding company that focuses on four areas of business: SmartPax (TM) Packaging, Premium Food & Beverage Products, and Distribution. The company's operating subsidiaries produce, market, and distribute wines, tea, adult mixed beverages, flavored water, and gourmet seafood products. The company also produces co-brand and co-pack existing high-end beverages and private label liquors for large hospitality and entertainment brands. Prime Star is focused on the food and beverage, entertainment, hospitality, healthcare and disaster relief industries.

Forward Looking Statements - Safe Harbor

This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Prime Star Group, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Prime Star Group, Inc.'s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. More information about the potential factors that could affect the business and financial results is and will be included in Prime Star Group, Inc.'s filings with the Securities and Exchange Commission.

Public Relations Contact:
Constellation Asset Management, LLC
(415)524-8500

or on the web at www.primestargroup.net